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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2003

METHODE ELECTRONICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-2816	36-2090085
State of Other Jurisdiction of Incorporation	Commission File Number	I.R.S. Employer Identification Number

7401 West Wilson Avenue, Chicago, Illinois 60706
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (708) 867-6777

Not Applicable
(Former name or former address, if changed since last report)

ITEM 5. Other Events

        On July 31, 2003, Dura Automotive Systems, Inc. ("Dura") delivered a letter to the Company's Board of Directors, which stated that Dura may modify its tender offer for the outstanding shares of the Company's Class B Stock. A copy of the letter is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

        On August 1, 2003, the Company issued a press release announcing that Dura's letter will be evaluated by the Methode Board of Directors. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

ITEM 7. Financial Statements and Exhibits

(c)
Exhibits

99.1
Letter from Dura Automotive Systems, Inc. to the Board of Directors of Methode Electronics, Inc. dated July 31, 2003.

99.2
Methode Electronics, Inc. Press Release issued August 1, 2003.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METHODE ELECTRONICS, INC.
Date: August 1, 2003	By:	/s/ DOUGLAS A. KOMAN Douglas A. Koman Vice President, Corporate Finance

EXHIBIT INDEX

Exhibit No.	Description
99.1	Letter from Dura Automotive Systems, Inc. to the Board of Directors of Methode Electronics, Inc. dated July 31, 2003.
99.2	Methode Electronics, Inc. Press Release issued August 1, 2003.

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SIGNATURE
EXHIBIT INDEX